UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 26, 2015

ADM ENDEAVORS, INC.
(Exact name of registrant as specified in its charter)

(Former Name of Registrant)

Nevada	333-191618	45-0459323
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification Number)

2021 N. 3rd Street
Bismarck, North Dakota 58501
(Address of principal executive offices) (zip code)

701-226-9058
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Change in Registrant's Certifying Accountant

(1) Previous Independent Auditors

a. On June 26, 2015, the Company opted to change accounting firms for purposes of independent auditing, and subsequently released Terry L. Johnson, CPA ("Johnson") as its independent registered accounting firm.

b. Johnson's report on the financial statements for the year ended December 31, 2014 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to scope or accounting, except that the report contained an explanatory paragraph stating that there was substantial doubt about the Company's ability to continue as a going concern.

c. Our Board of Directors participated in and approved the decision to change independent accountants. Through the period covered by the financial review of financial statements of the annual period ended December 31, 2014, there have been no disagreements with Johnson on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Johnson, would have caused them to make reference thereto in their report on the financial statements. Through the interim period through June 26, 2015 (the date of release of the former accountant), there have been no disagreements with Johnson on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Johnson would have caused them to make reference thereto in their report on the financial statements.

d. We have authorized Johnson to respond fully to the inquiries of the successor accountant.

e. During the interim period through June 26, 2015, there have been no reportable events with us as set forth in Item 304(a)(1)(iv) of Regulation S-K.

f. The Company has attempted to provide a copy of the foregoing disclosures to Johnson prior to the date of the filing of this Report and requested that Johnson furnish a letter addressed to the Securities & Exchange Commission stating whether or not he agrees with the statements in this Report.  However, Johnson has not returned any phone calls or emails from the Company so we are unable to file a letter as Exhibit 16.1 from Johnson stating whether or not he disagrees with the statements in this Report.

(2) New Independent Accountants

On June 26, 2015, the Company engaged Patrick D. Heyn, CPA, P.A. ("Heyn"), as its new independent registered public accountant. During the year ended December 31, 2014, and prior to June 26, 2015 (the date of the new engagement), we did not consult with [Heyn] regarding (i) the application of accounting principles to a specified transaction, (ii) the type of audit opinion that might be rendered on the Company's financial statements by Heyn, in either case where written or oral advice provided by Heyn would be an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issues or (iii) any other matter that was the subject of a disagreement between us and our former auditor or was a reportable event (as described in Items 304(a)(1)(iv) or Item 304(a)(1)(v) of Regulation S-K, respectively).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADM ENDEAVORS, INC.

Date: February 5, 2016	By:	/s/ Ardell Mees
Ardell Mees
Chief Executive Officer

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